SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K


                        CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act
                            of 1934


 Date of Report (Date of earliest event reported):  November 9, 1999


                      Electrosource, Inc.
    (Exact name of registrant as specified in its charter)



      Delaware                       0-16323                  74-2466304
(State or other jurisdiction    (Commission File Number)    (IRS Employer
    incorporation)                                        Identification No.)

          2809 IH 35 South
          San Marcos, Texas                         78666
 (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code: (512)753-6500




Item 5.  Other Events


     On October 27, 1999, the Electrosource, Inc. (the
"Registrant") Board of Directors authorized the granting of an option to purchase 3,000,000 shares of Common Stock of the Company at a price of $1.00 per share. The options are exercisable immediately and expire 2,000,000 shares in six months, 500,000 shares in nine months, and 500,000 shares in twelve months. The Registrant has filed a press release under cover of this Current Report on Form 8-K pursuant to Rule 135c.



                          SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ELECTROSOURCE, INC.

                                   By:  /s/ Donald C. Perriello
                                      Donald C. Perriello
                                      Vice President/Finance
                                      and Treasurer

                                   Date:     November 9, 1999



                           EXHIBITS


  Exhibit                                             Page
  Number

     1       Press release relating to granting         4
             of Option to Purchase Shares of
             Common Stock